NEWS RELEASE

EVEREST RE GROUP, LTD.
Wessex House, 45 Reid Street, 2nd Floor, Hamilton HM DX, Bermuda

Contact:  Elizabeth B. Farrell
Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169

For Immediate Release

Everest Re Group Reports Second Quarter Results with 12% Growth in Premium,
17% Net Income Return on Equity, and 5% Growth in Book Value per Share

HAMILTON, Bermuda – July 23, 2014 -- Everest Re Group, Ltd. (NYSE: RE) today reported second quarter 2014 net income of $290.2 million, or $6.26 per diluted common share, compared to net income of $275.6 million, or $5.56 per diluted common share, for the second quarter of 2013. After-tax operating income1, excluding realized capital gains and losses, was $250.8 million, or $5.41 per diluted common share, for the second quarter of 2014, compared to after-tax operating income1 of $253.2 million, or $5.10 per diluted common share, for the same period last year.

For the six months ended June 30, 2014, net income was $584.1 million, or $12.46 per diluted common share, compared to $660.0 million, or $13.09 per diluted common share, for the first six months of 2013. After-tax operating income1, excluding realized capital gains and losses, was $531.7 million, or $11.35 per diluted common share, compared to $554.2 million or $10.99 per diluted common share, for the same period in 2013.

Commenting on the Company’s results, President and Chief Executive Officer, Dominic J. Addesso said, “Everest continues to generate strong earnings, despite a challenging marketplace. We are seeing select market opportunities, which is driving top-line growth and producing excellent underwriting margins and double digit returns on equity. This is driving growth in shareholder value with book value per share, adjusted for dividends, up over 10% through the first six months of the year. We continue to strategically maneuver our underwriting portfolio to find the best opportunities and look forward to continuing this strong pace through the remainder of the year.”

Operating highlights for the second quarter of 2014 included the following:

•
Gross written premiums increased 12% to $1.4 billion compared to the second quarter of 2013. Worldwide, reinsurance premiums, including the Mt. Logan Re segment, were up 16% while insurance premiums were flat, quarter over quarter. Growth opportunities in U.S. property and specialty lines continue to drive the growth in the reinsurance book.

•
The combined ratio for the quarter was 84.7% compared to 87.6% in the second quarter of 2013. Excluding catastrophe losses, reinstatement premiums, and prior period loss development, the current quarter attritional combined ratio was 81.4% compared to 80.2% in the same period last year.

•
Catastrophe losses amounted to $45.0 million in the quarter, arising from the Chile earthquake that occurred during the quarter and late reported losses from severe snowstorms in Japan during February. The net impact of these losses, after reinstatement premiums, taxes, and non-controlling interest, was $32.1 million.

•	Net investment income for the quarter was $131.2 million, including limited partnership income of $6.2 million.
•	Net after-tax realized and unrealized capital gains totaled $39.4 million and $88.1 million, respectively, for the quarter.
•	Cash flow from operations was $223.3 million compared to $179.6 million for the same period in 2013.
•	For the quarter, the annualized after-tax operating income1 return on average adjusted shareholders’ equity2 was 14.6%.
•
During the quarter, the Company repurchased 475,092 of its common shares at an average price of $157.78 and a total cost of $75.0 million. Subsequent to the quarter, the Company purchased an additional 64,827 shares for a total cost of $10.3 million. Through the date of this release, the Company had repurchased 2.2 million of its common shares for a total cost of $335.2 million. The repurchases were made pursuant to a share repurchase authorization, provided by the Company’s Board of Directors, under which there remains 2.3 million shares available.

•	Shareholders’ equity ended the quarter at $7.3 billion. Book value per share increased 9.3% from $146.57 at December 31, 2013 to $160.27 at June 30, 2014.

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company.  These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the U.S. and international markets. Everest Reinsurance (Bermuda), Ltd., including through its branch in the United Kingdom, provides reinsurance and insurance to worldwide property and casualty markets and reinsurance to life insurers. Everest Reinsurance Company (Ireland), Limited provides reinsurance to non-life insurers in Europe. Mt. Logan Re, a segregated cell company, capitalized by the Company and third party investors, is a specialty reinsurer of catastrophe risks. Everest National Insurance Company and Everest Security Insurance Company provide property and casualty insurance to policyholders in the U.S. Everest Indemnity Insurance Company offers excess and surplus lines insurance in the U.S. Everest Insurance Company of Canada provides property and casualty insurance to policyholders in Canada. Additional information on Everest Re Group companies can be found at the Group’s web site at www.everestregroup.com.

A conference call discussing the second quarter results will be held at 10:30 a.m. Eastern Time on July 24, 2014. The call will be available on the Internet through the Company’s web site or at www.streetevents.com.

Recipients are encouraged to visit the Company’s web site to view supplemental financial information on the Company’s results. The supplemental information is located at www.everestregroup.com in the “Financial Reports” section of the “Investor Center”. The supplemental financial information may also be obtained by contacting the Company directly.
___________________________
1The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net realized capital gains (losses) as the following reconciliation displays:

	Three Months Ended				Six Months Ended
	June 30,				June 30,
(Dollars in thousands, except per share amounts)	2014		2013		2014		2013
	(unaudited)				(unaudited)

		Per Diluted		Per Diluted		Per Diluted		Per Diluted
		Common		Common		Common		Common
	Amount	Share	Amount	Share	Amount	Share	Amount	Share

Net income (loss)	$290,184	$6.26	$275,642	$5.56	$584,117	$12.46	$659,985	$13.09
After-tax net realized capital gains (losses)	39,413	0.85	22,492	0.45	52,377	1.12	105,763	2.10

After-tax operating income (loss)	$250,771	$5.41	$253,150	$5.10	$531,740	$11.35	$554,222	$10.99

(Some amounts may not reconcile due to rounding.)

Although net realized capital gains (losses) are an integral part of the Company’s insurance operations, the determination of net realized capital gains (losses) is independent of the insurance underwriting process.  The Company believes that the level of net realized capital gains (losses) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company’s success or failure in its basic business, and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company’s performance.

2Adjusted shareholders’ equity excludes net after-tax unrealized (appreciation) depreciation of investments.

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share amounts)	2014	2013	2014	2013
	(unaudited)		(unaudited)
REVENUES:
Premiums earned	$1,272,317	$1,151,533	$2,416,807	$2,240,292
Net investment income	131,224	148,729	254,381	294,510
Net realized capital gains (losses):
Other-than-temporary impairments on fixed maturity securities	(389)	-	(389)	(191)
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income (loss)	-	-	-	-
Other net realized capital gains (losses)	59,405	33,905	80,531	160,831
Total net realized capital gains (losses)	59,016	33,905	80,142	160,640
Net derivative gain (loss)	3,774	12,081	2,113	27,366
Other income (expense)	(13,871)	8,295	(17,167)	(592)
Total revenues	1,452,460	1,354,543	2,736,276	2,722,216

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	735,697	711,590	1,355,106	1,304,234
Commission, brokerage, taxes and fees	283,687	242,067	529,689	475,113
Other underwriting expenses	58,414	54,901	109,052	107,847
Corporate expenses	3,899	6,168	8,844	11,885
Interest, fees and bond issue cost amortization expense	8,978	17,362	16,546	30,843
Total claims and expenses	1,090,675	1,032,088	2,019,237	1,929,922

INCOME (LOSS) BEFORE TAXES	361,785	322,455	717,039	792,294
Income tax expense (benefit)	63,860	46,813	117,092	132,309

NET INCOME (LOSS)	$297,925	$275,642	$599,947	$659,985
Net (income) loss attributable to noncontrolling interests	(7,741)	-	(15,830)	-
NET INCOME (LOSS) ATTRIBUTABLE TO EVEREST RE GROUP	$290,184	$275,642	$584,117	$659,985

Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	85,921	(272,540)	139,392	(319,342)
Reclassification adjustment for realized losses (gains) included in net income (loss)	2,169	(1,828)	4,043	(5,919)
Total URA(D) on securities arising during the period	88,090	(274,368)	143,435	(325,261)

Foreign currency translation adjustments	(763)	13,751	(3,400)	(7,315)

Benefit plan actuarial net gain (loss) for the period	-	-	-	-
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)	770	1,345	1,541	2,691
Total benefit plan net gain (loss) for the period	770	1,345	1,541	2,691
Total other comprehensive income (loss), net of tax	88,097	(259,272)	141,576	(329,885)
Other comprehensive (income) loss attributable to noncontrolling interests	-	-	-	-
Total other comprehensive income (loss), net of tax attributable to Everest Re Group	88,097	(259,272)	141,576	(329,885)

COMPREHENSIVE INCOME (LOSS)	$378,281	$16,370	$725,693	$330,100

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO EVEREST RE GROUP:
Basic	$6.32	$5.60	$12.58	$13.19
Diluted	6.26	5.56	12.46	13.09
Dividends declared	0.75	0.48	1.50	0.96

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
(Dollars and share amounts in thousands, except par value per share)	2014	2013
	(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value	$13,577,366	$12,636,907
(amortized cost: 2014, $13,173,675; 2013, $12,391,164)
Fixed maturities - available for sale, at fair value	-	19,388
Equity securities - available for sale, at market value (cost: 2014, $149,024; 2013, $148,342)	151,377	144,081
Equity securities - available for sale, at fair value	1,424,792	1,462,079
Short-term investments	1,636,937	1,214,199
Other invested assets (cost: 2014, $509,396; 2013, $508,447)	509,396	508,447
Cash	341,570	611,382
Total investments and cash	17,641,438	16,596,483
Accrued investment income	120,559	119,058
Premiums receivable	1,551,615	1,453,114
Reinsurance receivables	685,643	540,883
Funds held by reinsureds	226,845	228,000
Deferred acquisition costs	368,117	363,721
Prepaid reinsurance premiums	150,206	81,779
Income taxes	141,887	178,334
Other assets	305,334	246,664
TOTAL ASSETS	$21,191,644	$19,808,036

LIABILITIES:
Reserve for losses and loss adjustment expenses	$9,704,463	$9,673,240
Future policy benefit reserve	58,368	59,512
Unearned premium reserve	1,677,971	1,579,945
Funds held under reinsurance treaties	3,337	2,692
Commission reserves	54,073	66,160
Other net payable to reinsurers	217,041	116,387
Losses in course of payment	494,640	332,631
4.868% Senior notes due 6/1/2044	400,000	-
5.4% Senior notes due 10/15/2014	249,984	249,958
6.6% Long term notes due 5/1/2067	238,362	238,361
Accrued interest on debt and borrowings	6,133	4,781
Equity index put option liability	33,309	35,423
Unsettled securities payable	88,463	53,867
Other liabilities	266,724	333,425
Total liabilities	13,492,868	12,746,382

NONCONTROLLING INTERESTS:
Redeemable noncontrolling interests - Mt. Logan Re	375,908	93,378

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2014) 68,280
and (2013) 67,965 outstanding before treasury shares	683	680
Additional paid-in capital	2,052,682	2,029,774
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $79,020 at 2014 and $57,661 at 2013	299,304	157,728
Treasury shares, at cost; 22,589 shares (2014) and 20,422 shares (2013)	(2,310,824)	(1,985,873)
Retained earnings	7,281,023	6,765,967
Total shareholders' equity attributable to Everest Re Group	7,322,868	6,968,276
TOTAL LIABILITIES, NONCONTROLLING INTERESTS AND SHAREHOLDERS' EQUITY	$21,191,644	$19,808,036

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2014	2013	2014	2013
	(unaudited)		(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$297,925	$275,642	$599,947	$659,985
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	(123,360)	(167,239)	(97,827)	(220,306)
Decrease (increase) in funds held by reinsureds, net	(1,251)	(16,828)	2,148	(12,244)
Decrease (increase) in reinsurance receivables	(22,179)	26,758	(137,077)	(65,978)
Decrease (increase) in income taxes	(19,160)	(7,498)	15,257	56,729
Decrease (increase) in prepaid reinsurance premiums	(70,705)	(10,354)	(68,346)	(6,908)
Increase (decrease) in reserve for losses and loss adjustment expenses	64,403	(47,200)	8,055	(175,142)
Increase (decrease) in future policy benefit reserve	279	229	(1,144)	(567)
Increase (decrease) in unearned premiums	16,787	72,212	96,803	126,535
Increase (decrease) in other net payable to reinsurers	99,370	25,577	100,546	29,765
Increase (decrease) in losses in course of payment	54,987	81,362	161,990	230,135
Change in equity adjustments in limited partnerships	(5,513)	(18,994)	(3,200)	(36,350)
Distribution of limited partnership income	4,830	9,409	13,430	43,095
Change in other assets and liabilities, net	(32,913)	(31,052)	(56,872)	(74,866)
Non-cash compensation expense	5,341	4,551	9,768	10,165
Amortization of bond premium (accrual of bond discount)	13,496	16,900	27,068	35,507
Amortization of underwriting discount on senior notes	14	14	28	27
Net realized capital (gains) losses	(59,016)	(33,905)	(80,142)	(160,640)
Net cash provided by (used in) operating activities	223,335	179,584	590,432	438,942

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value	556,764	706,674	1,047,509	1,318,718
Proceeds from fixed maturities matured/called - available for sale, at fair value	-	4,213	875	7,213
Proceeds from fixed maturities sold - available for sale, at market value	277,767	376,688	606,476	631,184
Proceeds from fixed maturities sold - available for sale, at fair value	-	13,678	20,763	17,342
Proceeds from equity securities sold - available for sale, at market value	8,138	44,194	8,672	45,423
Proceeds from equity securities sold - available for sale, at fair value	126,294	252,594	304,892	358,769
Distributions from other invested assets	5,443	24,437	22,520	74,453
Cost of fixed maturities acquired - available for sale, at market value	(1,295,283)	(1,105,870)	(2,458,723)	(2,122,159)
Cost of fixed maturities acquired - available for sale, at fair value	-	(1,411)	(1,309)	(2,706)
Cost of equity securities acquired - available for sale, at market value	(2,073)	(51,921)	(10,619)	(53,487)
Cost of equity securities acquired - available for sale, at fair value	(90,985)	(121,327)	(183,314)	(243,944)
Cost of other invested assets acquired	(29,427)	(4,617)	(34,388)	(11,301)
Net change in short-term investments	(270,962)	53,629	(423,677)	132,136
Net change in unsettled securities transactions	19,069	64,135	20,633	55,668
Net cash provided by (used in) investing activities	(695,255)	255,096	(1,079,690)	207,309

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period, net	11,022	19,651	13,143	46,569
Purchase of treasury shares	(74,968)	(211,323)	(324,951)	(449,955)
Revolving credit borrowings	-	40,000	-	40,000
Net cost of junior subordinated debt securities redemption	-	(329,897)	-	(329,897)
Net proceeds from issuance of senior notes	400,000	-	400,000	-
Third party investment in redeemable noncontrolling interest	53,000	-	123,700	-
Subscription advances for third party redeemable noncontrolling interest	77,500	-	77,500	-
Dividends paid to shareholders	(34,319)	(23,315)	(69,061)	(47,546)
Net cash provided by (used in) financing activities	432,235	(504,884)	220,331	(740,829)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(4,149)	(14,796)	(885)	(3,336)

Net increase (decrease) in cash	(43,834)	(85,000)	(269,812)	(97,914)
Cash, beginning of period	385,404	524,136	611,382	537,050
Cash, end of period	$341,570	$439,136	$341,570	$439,136

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$80,981	$47,550	$97,241	$66,738
Interest paid	14,844	17,280	15,018	23,281